UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-02240

                                 Stratton Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300

                             Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

Stratton Real Estate Fund, Inc.

610 W. Germantown Pike, Suite 300

                             Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report June 30, 2011

STRATTON
MUTUAL FUNDS

DEAR FELLOW SHAREHOLDER:

A complete recovery from a financial crisis typically takes a while. Housing usually doesn’t start to recover for six years. Equity prices take three to four years, on average, to recover. While economic output tends to bounce back quickly, recovering in about two years, unemployment levels usually remain elevated for approximately four years. In addition, government debt levels typically balloon, driven by a combination of collapsed tax revenues, as well as monetary and fiscal stimulus efforts. These are the findings of noted economists Carment Reinhart and Kenneth Rogoff, whose work includes analysis of global financial crises over hundreds of years, and certainly describes the experience of the U.S. economy since 2008.

From an economic standpoint, this post-recession period has been one of the weakest on record in the United States, and is largely in-line with our expectation of a “square root” shaped recovery. Given the drags related to housing and employment, our continued expectation is for domestic growth to remain average at best. From an investment perspective, however, we believe U.S. companies are operating from a position of strength, especially multinational corporations with exposure to high growth international markets. For companies that can easily access the credit markets, terms are very attractive. This has enabled many corporations to increase financial flexibility by securing capital at ultra-low rates for a variety of potential uses in the future, such as acquisitions, dividends, or stock buybacks. Moreover, from a broad valuation perspective, with S&P 500 companies currently trading at less than 16x 2010 earnings and 14x estimated 2011 earnings, U.S. stocks do not look expensive to us. With the second round of quantitative easing (QE2) complete, monetary policy at the Fed now seems focused on keeping interest rates low for the foreseeable future. It’s encouraging to note that financial markets appear to be in better shape today than they were at this time last year, after QE1 had ended.

There are currently a few common themes across our portfolios. One is a preference for companies that are beneficiaries of a continued healthy capital spending environment which will likely be sustained by easing credit conditions, attractive financing terms, and operational expansion supported by strong corporate profits. Within the U.S. consumer products and retailing space, given the host of challenges facing the middle class consumer, we prefer to focus on companies that cater to either the high-end or the low-end of the income spectrum. Finally, we continue to favor companies that are beneficiaries of global growth, which we expect will continue to be driven largely by emerging markets. Many of our holdings within the Energy, Materials and Industrial sectors fit this profile.

Sincerely yours,

John A. Affleck, CFA Chairman
August 15, 2011

Distributed by BNY Mellon Distributors Inc., King of Prussia, PA 19406-1212.

Date of first use, August 2011. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund — Jim Beers

For the quarter ended June 30, 2011, Stratton Multi-Cap Fund had a total return of -2.62% versus the Russell 3000® Value Index return of -0.68% and the S&P 500 Index return of +0.10%. The quarter and the year, so far, have seen markets that are extremely volatile, reacting to the news of the day and ignoring fundamental characteristics of the underlying companies. Year-to-date through June 30, 2011, the Fund has lagged the benchmark, returning +1.65% versus the Russell 3000® Value Index return of +5.74%. Recall that the Fund is heavily weighted towards a global expansion, with Energy, Basic Materials and Technology being the largest areas of concentration. With so much economic and geopolitical uncertainty, these sectors have suffered while more defensive stocks have attracted greater attention from investors.

During the quarter, we saw strong performance in some of the companies exposed to high-end consumers, whose spending has continued, despite the economic slowdown. These companies include American Express Co. (1.6%), Macy’s, Inc. (1.8%), and VF Corp. (2.5%), an incredibly diverse, international portfolio of brands in the apparel industry. These companies have navigated the downturn very nimbly and are now looking through to the next recovery. However, we also initiated a position in Dollar General Corp. (1.6%), following our theme that postulates that the U.S. middle class is being squeezed and that consumer spending, tepid as it is, is occurring in the lowest and in the highest income brackets.

We continue to be cautious on the Financial Industry and our underweight position in banks has helped the performance of the Fund. Though we own banks in the portfolio, we are concerned about the numerous headwinds facing this industry and we do not see any near term catalysts to pull this group out of the doldrums.

Portfolio holdings are as of 6/30/11. They are subject to change at any time. Since the Fund may invest in any size market capitalization, an investment in a small or mid-cap stock may subject the Fund to greater earnings and price volatility. The Fund may invest in undervalued stocks which may affect the Fund’s value if the stocks do not appreciate as anticipated or remain undervalued for longer than anticipated. The Fund may invest in Real Estate Investment Trust “REIT’s”, which may be negatively affected by conditions in the real estate industry such as declining property values due to unanticipated economic developments. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s total expense ratio is 1.14%, as stated in the current prospectus.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS June 30, 2011 (unaudited)

Stratton Multi-Cap Fund

	June 30, 2011	March 31, 2011
Net Assets	$64,740,276	$69,770,351
Net Asset Value Per Share	$37.76	$38.83
Shares Outstanding	1,714,319	1,797,011

Quarterly Portfolio Changes

New Holdings (% of Net Assets)	Eliminated Holdings
Dollar General Corp. (1.6%)	Avon Products, Inc.
Honeywell International, Inc. (1.4%)	L-3 Communications Holdings, Inc.
MasTec, Inc. (1.2%)	Murphy Oil Corp.
Superior Energy Services, Inc. (1.4%)

Sector Categories (% of Net Assets)
Energy	16.7%	Health Care	8.6%	Utilities	2.6%
Basic Materials	13.8%	Capital Goods	5.9%	Consumer Durable	1.9%
Technology	12.6%	Insurance/Services	5.2%	Industrial	1.2%
Banking/Financial	10.7%	Transportation	3.6%
Retailing	10.3%	Chemicals	3.6%

Ten Largest Holdings*
	Market Value	% of NA
Freeport-McMoRan Copper & Gold, Inc.	$2,116,000	3.3%
Occidental Petroleum Corp.	2,080,800	3.2
Thermo Fisher Scientific, Inc.	1,931,700	3.0
Apache Corp.	1,850,850	2.9
Abbott Laboratories	1,841,700	2.8
PNC Financial Services Group, Inc.	1,788,300	2.8
Agrium, Inc.	1,755,200	2.7
MetLife, Inc.	1,754,800	2.7
Schnitzer Steel Industries, Inc. Class A	1,728,000	2.7
International Business Machines Corp.	1,715,500	2.6
	$18,562,850	28.7%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Real Estate Fund — Jim Beers

Stratton Real Estate Fund’s year-to-date total return through June 30, 2011 of +7.82% lagged the +10.32% return produced by the MSCI U.S. REIT Index and the +10.62% total return of the FTSE NAREIT All Equity Index. The Fund’s underperformance can be explained by the fact that the Fund does not have as much exposure to the retail sector that the indices have and the stocks in this group have performed very well. It should be noted that Simon Property Group, Inc. is 9.45% of the MSCI U.S. REIT Index, while the Fund’s weighting in Simon is 2.90%. Simon rose 8.46% during the quarter and it is one of the reasons we did not keep pace with the indices. We are restricted from owning any one stock above 5% of the portfolio and we would feel uncomfortable owning so much in one name.

During the quarter ended June 30, 2011, REITs continued to gain favor with investors with the Apartment and Retail sectors leading the group. Throughout this period, we have maintained our over-weighted position in Apartments and we believe that the housing and employment pictures will continue to be clouded. Now facing job uncertainties and stricter lending standards, we believe most would-be homebuyers will remain on the sidelines paying rent, rather than attempt to buy a new home. This scenario will allow landlords to increase rental rates and maintain strong occupancy which should drive consistent net operating income for several quarters. We feel that this is a major shift in the housing market and in the mind set of many individuals.

We recently lowered our exposure to the Health Care sector, as the industry has seen a number of consolidations and valuations in many stocks have risen. After the quarter ended, we redeployed assets into several health care names after Ventas, Inc. and Nationwide Health Properties, Inc. merged.

We have continued to increase our exposure to the Lodging sector, as we have seen a recovery in a number of gateway cities where activity has re-emerged. Though we may be early, we feel that many hotel operators have managed their properties well and that luxury hotels and convention/business meeting properties will see continued strength in demand

Portfolio holdings are as of 6/30/11. They are subject to change at any time. The Fund may invest in Real Estate Investment Trust “REIT’s”, which may be negatively affected by conditions in the real estate industry such as declining property values due to unanticipated economic developments. The Fund may invest in debt securities which may fall in value if interest rates rise. The Fund may also invest in foreign securities which may cause greater volatility and less liquidity due to currency fluctuations, political instability and other economic factors. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s total expense ratio is 1.04%, as stated in the current prospectus.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Real Estate Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS June 30, 2011 (unaudited)

Stratton Real Estate Fund

	June 30, 2011	March 31, 2011
Net Assets	$83,614,586	$83,268,915
Net Asset Value Per Share	$28.20	$28.05
Shares Outstanding	2,965,111	2,969,103

Quarterly Portfolio Changes

New Holdings (% of Net Assets)	Eliminated Holdings
None	None

Sector Categories (% of Net Assets)
Apartments	21.8%	Diversified	6.6%
Office	16.6%	Industrial	6.5%
Health Care	15.7%	Shopping Centers	6.0%
Lodging	11.7%	Net Lease	2.9%
Regional Malls	7.6%

Ten Largest Holdings*
	Market Value	% of NA
AvalonBay Communities, Inc.	$2,568,000	3.1%
EastGroup Properties, Inc.	2,550,600	3.1
Camden Property Trust	2,544,800	3.0
SL Green Realty Corp.	2,486,100	3.0
UDR, Inc.	2,455,000	2.9
National Retail Properties, Inc.	2,451,000	2.9
Home Properties, Inc.	2,435,200	2.9
Hospitality Properties Trust	2,425,000	2.9
Simon Property Group, Inc.	2,424,209	2.9
Equity Residential	2,400,000	2.9
	$24,739,909	29.6%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund — Jerry Van Horn

For the second quarter of 2011, the Stratton Small-Cap Value Fund posted a total return of +0.22% compared to the Russell 2000® Value Index return of -2.65%. For the first half of 2011, the Fund posted a return of +8.69% compared to the Russell 2000® Value Index return of +3.77%.

Weak macroeconomic data and continued concern over possible Greek default contributed to a choppy market throughout the first two months of the quarter, and a meaningful pullback during the first half of June. A flight to perceived quality and safety was evident during the quarter as the Utility, Health Care, and Consumer Staple sectors outperformed within the broad small-cap benchmark. Firms with higher return-on-equity and lower debt loads also outperformed while higher beta, low price, and low market cap firms suffered most during the quarter.

Strong performance within the portfolio was concentrated in the Consumer Staples, Energy, Utilities, and Health Care sectors. Within the Consumer Staples group, longtime Fund holding Ralcorp Holdings, Inc. benefited from an unsolicited takeover proposal from large-cap food company ConAgra Foods. The Fund’s remaining holdings within the group, Casey’s General Stores, Inc. and Ruddick Corp., also posted solid performance during the quarter. Energy holding International Coal Group, Inc. was acquired by Arch Coal, Inc. during the quarter, contributing to strong performance within the Energy sector. The Fund’s four holdings within the Electric Utility industry posted solid performance as investors sought the relative stability of the Utility space during the market’s mid-June downturn.

The June market pullback hit more cyclical economic sectors the hardest. The Fund’s weakest performance during the quarter was concentrated in the Producer Durables and Materials & Processing sectors.

Portfolio holdings are as of 6/30/11. They are subject to change at any time. The Fund is suitable for those who are comfortable with the high degree of market risk and illiquidity concerns that may come with small-cap stock investing. The Fund may invest in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. The Fund may invest in Real Estate Investment Trust “REIT’s”, which may be negatively affected by conditions in the real estate industry such as declining property values due to unanticipated economic developments. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s total expense ratio is 1.22%, as stated in the current prospectus.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS June 30, 2011 (unaudited)

Stratton Small-Cap Value Fund

	June 30, 2011	March 31, 2011
Net Assets	$862,812,773	$922,107,083
Net Asset Value Per Share	$53.93	$53.81
Shares Outstanding	16,000,091	17,135,299

Quarterly Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings
Northwest Bancshares, Inc. (1.1%)	Alpha Natural Resources, Inc.
Patriot Coal Corp. (1.0%)	International Coal Group, Inc.
United Rentals, Inc. (1.2%)	Sterling Bancshares, Inc.
Terex Corp.

Sector Categories (% of Net Assets)
Technology	14.2%	Utilities	8.0%	Business Services	2.1%
Banking/Financial	13.4%	Health Care	7.0%	Aerospace/Defense	1.8%
Industrial	11.9%	Basic Materials	6.7%	Consumer Durable	1.8%
Energy	10.0%	Consumer Staples	5.1%	Insurance/Services	1.0%
REITs	9.1%	Retailing	4.0%

Ten Largest Holdings*
	Market Value	% of NA
Chicago Bridge & Iron Co. N.V.	$19,453,890	2.3%
MasTec, Inc.	18,142,400	2.1
El Paso Electric Co.	18,097,690	2.1
Arbitron, Inc.	17,999,215	2.1
EnerSys	17,881,190	2.1
Ruddick Corp.	17,481,310	2.0
Southwest Gas Corp.	17,374,500	2.0
Jos. A. Bank Clothiers, Inc.	17,223,444	2.0
Aaron’s, Inc.	17,217,405	2.0
Silgan Holdings, Inc.	17,125,460	2.0
	$177,996,504	20.7%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS June 30, 2011 (unaudited)

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 96.7%
Banking/Financial – 10.7%
American Express Co.	20,000	$1,034,000
Ameriprise Financial, Inc.	20,000	1,153,600
JPMorgan Chase & Co.	40,000	1,637,600
PNC Financial Services Group, Inc.	30,000	1,788,300
U.S. Bancorp	50,000	1,275,500

		6,889,000

Basic Materials – 13.8%
Agrium, Inc.	20,000	1,755,200
Freeport-McMoRan Copper & Gold, Inc.	40,000	2,116,000
GrafTech International, Ltd.†	80,000	1,621,600
The Mosaic Co.	25,000	1,693,250
Schnitzer Steel Industries, Inc. Class A	30,000	1,728,000

		8,914,050

Capital Goods – 5.9%
General Electric Co.	75,000	1,414,500
Honeywell International, Inc.	15,000	893,850
Tyco International, Ltd.	30,000	1,482,900

		3,791,250

Chemicals – 3.6%
Air Products & Chemicals, Inc.	15,000	1,433,700
PPG Industries, Inc.	10,000	907,900

		2,341,600

Consumer Durable – 1.9%
Ford Motor Co.†	90,000	1,241,100

Energy – 16.7%
Alpha Natural Resources, Inc.†	30,000	1,363,200
Anadarko Petroleum Corp.	20,000	1,535,200
Apache Corp.	15,000	1,850,850
ConocoPhillips.	20,000	1,503,800
National Oilwell Varco, Inc.	20,000	1,564,200
Occidental Petroleum Corp.	20,000	2,080,800
Superior Energy Services, Inc.†	25,000	928,500

		10,826,550

	Number of Shares	Market Value (Note 1)
Health Care – 8.6%
Abbott Laboratories	35,000	$1,841,700
Amedisys, Inc.†	40,000	1,065,200
Thermo Fisher Scientific, Inc.†	30,000	1,931,700
Warner Chilcott PLC Class A†	30,000	723,900

		5,562,500

Industrial – 1.2%
MasTec, Inc.†	40,000	788,800

Insurance/Services – 5.2%
MetLife, Inc.	40,000	1,754,800
Prudential Financial, Inc.	25,000	1,589,750

		3,344,550

Retailing – 10.3%
CVS Caremark Corp.	30,000	1,127,400
Darden Restaurants, Inc.	20,000	995,200
Dollar General Corp.†	30,000	1,016,700
Kohl’s Corp.	15,000	750,150
Macy’s, Inc.	40,000	1,169,600
VF Corp.	15,000	1,628,400

		6,687,450

Technology – 12.6%
Corning, Inc.	90,000	1,633,500
Harris Corp.	25,000	1,126,500
Hewlett-Packard Co.	40,000	1,456,000
International Business Machines Corp.	10,000	1,715,500
Microsoft Corp.	35,000	910,000
Oracle Corp.	40,000	1,316,400

		8,157,900

Transportation – 3.6%
CSX Corp.	30,000	786,600
Union Pacific Corp.	15,000	1,566,000

		2,352,600

Utilities – 2.6%
Energen Corp.	30,000	1,695,000

Total Common Stocks (Cost $55,360,984)		62,592,350

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2011 (unaudited) (continued)

Stratton Multi-Cap Fund

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 3.4%
BNY Mellon Cash Reserve 0.05%, due 07/01/11	$2,190,884	$2,190,884

Total Short-Term Investments (Cost $2,190,884)		2,190,884

Total Investments — 100.1% (Cost $57,551,868*)		64,783,234
Liabilities in Excess of Other Assets — (0.1%)		(42,958)

NET ASSETS — 100.0%		$64,740,276

† Non-income producing security * Aggregate cost is $57,551,868 and net unrealized appreciation is as follows:
Gross unrealized appreciation		$10,269,571
Gross unrealized depreciation		(3,038,205)

Net unrealized appreciation		$7,231,366

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2011 (unaudited)

Stratton Real Estate Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 95.4%
Apartments – 21.8%
American Campus Communities, Inc.	55,000	$1,953,600
Apartment Investment & Management Co. Class A	60,000	1,531,800
AvalonBay Communities, Inc.	20,000	2,568,000
Camden Property Trust	40,000	2,544,800
Equity Residential	40,000	2,400,000
Home Properties, Inc.	40,000	2,435,200
Mid-America Apartment Communities, Inc.	35,000	2,361,450
UDR, Inc.	100,000	2,455,000

		18,249,850

Diversified – 6.6%
Digital Realty Trust, Inc.	30,000	1,853,400
Lexington Realty Trust	258,255	2,357,868
Washington Real Estate Investment Trust	40,000	1,300,800

		5,512,068

Health Care – 15.7%
HCP, Inc.	60,000	2,201,400
Health Care REIT, Inc.	40,000	2,097,200
Medical Properties Trust, Inc.	100,000	1,150,000
Nationwide Health Properties, Inc.	50,000	2,070,500
Omega Healthcare Investors, Inc.	60,000	1,260,600
Universal Health Realty Income Trust	50,000	1,999,000
Ventas, Inc.	45,000	2,371,950

		13,150,650

Industrial – 6.5%
DCT Industrial Trust, Inc.	200,000	1,046,000
EastGroup Properties, Inc.	60,000	2,550,600
Prologis, Inc	50,000	1,792,000

		5,388,600

Lodging – 11.7%
Hospitality Properties Trust	100,000	2,425,000
Host Hotels & Resorts, Inc.	85,000	1,440,750
LaSalle Hotel Properties	85,000	2,238,900
Marriott International, Inc. Class A	30,000	1,064,700
Starwood Hotels & Resorts Worldwide, Inc.	25,000	1,401,000
Sunstone Hotel Investors, Inc.†	131,414	1,218,208

		9,788,558

Net Lease – 2.9%
National Retail Properties, Inc.	100,000	2,451,000

	Number of Shares	Market Value (Note 1)
Office – 16.6%
Alexandria Real Estate Equities, Inc.	30,000	$2,322,600
Boston Properties, Inc.	20,000	2,123,200
Brandywine Realty Trust	145,000	1,680,550
Highwoods Properties, Inc.	40,000	1,325,200
Liberty Property Trust	60,000	1,954,800
Mack-Cali Realty Corp.	60,000	1,976,400
SL Green Realty Corp.	30,000	2,486,100

		13,868,850

Regional Malls – 7.6%
Glimcher Realty Trust	185,000	1,757,500
The Macerich Co.	40,000	2,140,000
Simon Property Group, Inc.	20,857	2,424,209

		6,321,709

Shopping Centers – 6.0%
Developers Diversified Realty Corp.	66,264	934,323
Equity One, Inc.	50,000	932,000
Federal Realty Investment Trust	20,000	1,703,600
Urstadt Biddle Properties, Inc. Class A	80,000	1,448,800

		5,018,723

Total Common Stocks (Cost $67,807,023)		79,750,008

	Principal Amount
SHORT-TERM INVESTMENTS – 4.4%
BNY Mellon Cash Reserve 0.05%, due 07/01/11	$3,697,453	3,697,453

Total Short-Term Investments (Cost $3,697,453)		3,697,453

Total Investments — 99.8% (Cost $71,504,476*)		83,447,461
Other Assets Less Liabilities — 0.2%		167,125

NET ASSETS — 100.0%		$83,614,586

†	Non-income producing security
*	Aggregate cost is $71,504,476 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$21,690,531
Gross unrealized depreciation	(9,747,546)

Net unrealized appreciation	$11,942,985

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2011 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 96.1%
Aerospace/Defense – 1.8%
Moog, Inc. Class A†	361,925	$15,750,976

Banking/Financial – 13.4%
Affiliated Managers Group, Inc.†	153,250	15,547,212
Community Bank System, Inc.	330,000	8,180,700
First Midwest Bancorp, Inc.	564,200	6,934,018
First Niagara Financial Group, Inc.	577,000	7,616,400
Glacier Bancorp, Inc.	380,000	5,122,400
IBERIABANK Corp.	167,600	9,660,464
MB Financial, Inc.	426,600	8,207,784
Northwest Bancshares, Inc.	750,000	9,435,000
Signature Bank†	235,000	13,442,000
SVB Financial Group†	239,000	14,270,690
United Bankshares, Inc.	351,000	8,592,480
Webster Financial Corp.	418,600	8,798,972

		115,808,120

Basic Materials – 6.7%
Compass Minerals International, Inc.	145,000	12,480,150
Ferro Corp.†	715,000	9,609,600
Hecla Mining Co.†	550,000	4,229,500
Minerals Technologies, Inc.	43,500	2,883,615
PolyOne Corp.	746,000	11,540,620
Silgan Holdings, Inc.	418,000	17,125,460

		57,868,945

Business Services – 2.1%
Arbitron, Inc.	435,500	17,999,215

Consumer Durable – 1.8%
Jarden Corp.	450,000	15,529,500

Consumer Staples – 5.1%
Casey’s General Stores, Inc.	307,300	13,521,200
Ralcorp Holdings, Inc.†	153,000	13,246,740
Ruddick Corp.	401,500	17,481,310

		44,249,250

Energy – 10.0%
Cabot Oil & Gas Corp.	228,400	15,145,204
Carrizo Oil & Gas, Inc.†	384,000	16,032,000
Complete Production Services, Inc.†	384,400	12,823,584
Northern Oil and Gas, Inc.†	345,000	7,641,750
Patriot Coal Corp.†	400,000	8,904,000
Petrohawk Energy Corp.†	444,110	10,956,194
Superior Energy Services, Inc.†	402,500	14,948,850

		86,451,582

	Number of Shares	Market Value (Note 1)
Health Care – 7.0%
Kinetic Concepts, Inc.†	290,000	$16,712,700
Medicis Pharmaceutical Corp. Class A	420,000	16,031,400
PAREXEL International Corp.†	570,000	13,429,200
West Pharmaceutical Services, Inc.	316,100	13,832,536

		60,005,836

Industrial – 11.9%
Cascade Corp.	176,500	8,396,105
Chicago Bridge & Iron Co. N.V.	500,100	19,453,890
Crane Co.	338,150	16,707,992
EnerSys†	519,500	17,881,190
MasTec, Inc.†	920,000	18,142,400
The Shaw Group, Inc.†	397,400	12,005,454
United Rentals, Inc.†	400,000	10,160,000

		102,747,031

Insurance/Services – 1.0%
Selective Insurance Group, Inc.	505,200	8,219,604

REITs – 9.1%
Highwoods Properties, Inc.	336,600	11,151,558
Home Properties, Inc.	212,700	12,949,176
Medical Properties Trust, Inc.	1,187,000	13,650,500
Nationwide Health Properties, Inc.	355,000	14,700,550
Prologis, Inc.	300,000	10,752,000
SL Green Realty Corp.	188,000	15,579,560

		78,783,344

Retailing – 4.0%
Aaron’s, Inc.	609,250	17,217,405
Jos. A. Bank Clothiers, Inc.†	344,400	17,223,444

		34,440,849

Technology – 14.2%
Anixter International, Inc.†	261,700	17,099,478
Belden, Inc.	464,600	16,195,956
Blue Coat Systems, Inc.†	469,000	10,252,340
CACI International, Inc. Class A†	156,000	9,840,480
ON Semiconductor Corp.†	1,370,800	14,352,276
Parametric Technology Corp.†	715,000	16,394,950
Quest Software, Inc.†	564,000	12,819,720
RF Micro Devices, Inc.†	1,577,000	9,651,240
Solera Holdings, Inc.	270,000	15,973,200

		122,579,640

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS June 30, 2011 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
Utilities – 8.0%
Avista Corp.	605,000	$15,542,450
El Paso Electric Co.	560,300	18,097,690
Portland General Electric Co.	363,500	9,189,280
Southwest Gas Corp.	450,000	17,374,500
Unisource Energy Corp.	225,300	8,410,449

		68,614,369

Total Common Stocks (Cost $580,854,088)		829,048,261

	Principal Amount
SHORT-TERM INVESTMENTS – 3.3%
BNY Mellon Cash Reserve 0.05%, due 07/01/11	$28,509,557	28,509,557

Total Short-Term Investments (Cost $28,509,557)		28,509,557

Total Investments — 99.4% (Cost $609,363,645*)		857,557,818
Other Assets Less Liabilities — 0.6%		5,254,955

NET ASSETS — 100.0%		$862,812,773

REIT	– Real Estate Investment Trust

†	Non-income producing security

*	Aggregate cost is $609,363,645 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$260,752,136
Gross unrealized depreciation	(12,557,963)

Net unrealized appreciation	$248,194,173

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2011 (unaudited)

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
ASSETS:
Investments in securities at value (cost $57,551,868, $71,504,476 and $609,363,645, respectively) (Note 1)	$64,783,234	$83,447,461	$857,557,818
Dividends and interest receivable	55,963	221,876	828,509
Receivable for shares sold	1,500	79,263	679,077
Receivable for investment securities sold	—	—	6,347,044
Prepaid expenses	16,778	15,703	23,787

Total Assets	64,857,475	83,764,303	865,436,235

LIABILITIES:
Payable for shares redeemed	60,368	86,235	1,740,506
Payable for investment securities purchased	—	—	349,369
Accrued Audit fees	13,415	16,184	19,631
Accrued Accounting/Administration services fees	17,422	17,438	104,563
Accrued Transfer Agent fees	13,225	15,936	273,317
Accrued Printing and Postage expenses	5,477	6,224	80,550
Accrued expenses and other liabilities	7,292	7,700	55,526

Total Liabilities	117,199	149,717	2,623,462

NET ASSETS:
Applicable to 1,714,319; 2,965,111 and 16,000,091 shares outstanding, respectively[1]	$64,740,276	$83,614,586	$862,812,773

Net asset value, offering and redemption price per share[2]	$37.76	$28.20	$53.93

SOURCE OF NET ASSETS:
Paid-in capital	$73,252,578	$71,258,428	$616,157,650
Undistributed net investment income (loss)	11,676	679,208	(1,662,045)
Accumulated net realized gain (loss) on investments	(15,755,344)	(266,035)	122,995
Net unrealized appreciation on investments	7,231,366	11,942,985	248,194,173

Net Assets	$64,740,276	$83,614,586	$862,812,773

[1]	Multi-Cap Fund: $0.10 par value, 10,000,000 shares authorized; Real Estate Fund: $1.00 par value, 10,000,000 shares authorized; Small-Cap Value Fund: $0.001 par value, 200,000,000 shares authorized.
[2]	Redemption price may vary based on length of time held (Note 1).

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2011 (unaudited)

	Multi-Cap Fund	Real Estate Fund	Small-CapValue Fund
INCOME:
Dividends	$476,942	$1,594,921	$3,549,643
Interest	663	996	17,091

Total Income	477,605	1,595,917	3,566,734

EXPENSES:
Advisory fees (Note 2)	256,610	254,819	3,979,832
Accounting/Administration services fees	50,306	50,328	306,911
Audit fees	13,414	16,184	19,631
Custodian fees	7,607	7,741	49,567
Directors’ fees	3,729	4,426	47,940
Legal fees	748	873	9,291
Miscellaneous expenses	3,711	4,127	35,844
Printing and Postage expenses	6,681	7,922	127,012
Registration fees	13,040	13,606	22,498
Taxes other than income taxes	2,977	3,165	32,810
Transfer Agent fees	34,830	48,972	597,443

Total Expenses	393,653	412,163	5,228,779

Net Investment Income (Loss)	83,952	1,183,754	(1,662,045)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	3,002,350	1,632,224	42,794,202
Net increase (decrease) in unrealized appreciation/depreciation on investments	(1,870,965)	3,254,535	31,651,265

Net Realized and Unrealized Gain on Investments	1,131,385	4,886,759	74,445,467

Net Increase in Net Assets Resulting From Operations	$1,215,337	$6,070,513	$72,783,422

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Multi-Cap Fund		Real Estate Fund
	6 Months Ended 6/30/11*	Year Ended 12/31/10	6 Months Ended 6/30/11*	Year Ended 12/31/10
OPERATIONS:
Net investment income	$83,952	$230,876	$1,183,754	$1,441,974
Net realized gain (loss) on investments	3,002,350	(4,610,632)	1,632,224	3,157,518
Net increase (decrease) in unrealized appreciation/depreciation on investments	(1,870,965)	12,320,335	3,254,535	11,061,506

Net Increase in Net Assets Resulting From Operations	1,215,337	7,940,579	6,070,513	15,660,998

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.05, $0.11, $0.35 and $0.30 per share, respectively)	(88,499)	(214,653)	(1,040,727)	(905,793)

Total Distributions	(88,499)	(214,653)	(1,040,727)	(905,793)

CAPITAL SHARE TRANSACTIONS[1]	(7,213,694)	(9,920,755)	391,985	(10,879,376)

REDEMPTION FEES	1,394	865	3,607	6,747

Total Increase (Decrease) in Net Assets	(6,085,462)	(2,193,964)	5,425,378	3,882,576
NET ASSETS:
Beginning of period	70,825,738	73,019,702	78,189,208	74,306,632

End of period (including undistributed net investment income of $11,676, $16,223, $679,208 and $536,181, respectively)	$64,740,276	$70,825,738	$83,614,586	$78,189,208

	Small-Cap Value Fund
	6 Months Ended 6/30/11*	Year Ended 12/31/10
OPERATIONS:
Net investment loss	$(1,662,045)	$(815,584)
Net realized gain (loss) on investments	42,794,202	(8,572,756)
Net increase in unrealized appreciation/depreciation on investments	31,651,265	178,264,213

Net Increase in Net Assets Resulting From Operations	72,783,422	168,875,873

CAPITAL SHARE TRANSACTIONS[1]	(65,487,065)	(168,994,672)

REDEMPTION FEES	22,143	36,707

Total Increase (Decrease) in Net Assets	7,318,500	(82,092)
NET ASSETS:
Beginning of period	855,494,273	855,576,365

End of period (including undistributed net investment loss of $(1,662,045) and $0, respectively)	$862,812,773	$855,494,273

*	Unaudited

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

[1]	A summary of capital share transactions follows:

	Multi-Cap Fund
	6 Months Ended 6/30/11*		Year Ended 12/31/10
	Shares	Value	Shares	Value
Shares issued	41,547	$1,592,017	87,342	$2,942,662
Shares reinvested from net investment income distributions	2,008	72,795	5,025	179,801

	43,555	1,664,812	92,367	3,122,463
Shares redeemed	(233,278)	(8,878,506)	(392,647)	(13,043,218)

Net Decrease	(189,723)	$(7,213,694)	(300,280)	$(9,920,755)

	Real Estate Fund
	6 Months Ended 6/30/11*		Year Ended 12/31/10
	Shares	Value	Shares	Value
Shares issued	231,885	$6,457,136	241,099	$5,792,492
Shares reinvested from net investment income distributions	29,296	811,198	27,443	677,869

	261,181	7,268,334	268,542	6,470,361
Shares redeemed	(247,185)	(6,876,349)	(715,514)	(17,349,737)

Net Increase (Decrease)	13,996	$391,985	(446,972)	$(10,879,376)

	Small-Cap Value Fund
	6 Months Ended 6/30/11*		Year Ended 12/31/10
	Shares	Value	Shares	Value
Shares issued	1,490,624	$77,496,319	3,833,107	$163,994,670
Shares redeemed	(2,733,013)	(142,983,384)	(7,782,501)	(332,989,342)

Net Decrease	(1,242,389)	$(65,487,065)	(3,949,394)	$(168,994,672)

*	Unaudited

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2011 (unaudited)

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Multi-Cap Fund, Inc.(“Multi-Cap Fund”), Stratton Real Estate Fund, Inc.(“Real Estate Fund”) and The Stratton Funds, Inc.(“Small-Cap Value Fund”), which operates as a series, consisting of Stratton Small-Cap Value Fund. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of Multi-Cap Fund is to seek long-term growth of capital with current income from interest and dividends as a secondary objective.

The objective of Real Estate Fund is total return through investment in real estate securities.

The objective of Small-Cap Value Fund is to seek long-term capital appreciation.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

B. Fair Value Measurements – Various inputs are used in determining the fair value of investments which are as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011 (unaudited)

The summary of inputs used to value each Fund’s net assets as of June 30, 2011 is as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Level 1 - Quoted prices *	$64,783,234	$83,447,461	$857,557,818
Level 2 - Significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total Market Value of Investments	$64,783,234	$83,447,461	$857,557,818

*	The breakdown of each Fund’s investments into major categories is disclosed in its Schedule of Investments.

During the six month period ended June 30, 2011, the Funds recognized no significant transfers to/from Level 1 or 2.

C. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

D. Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for the four year period ended December 31, 2010, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

E. Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011 (unaudited)

G. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

H. REITs – The Real Estate Fund has made certain investments in Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital or capital gains.

I. Redemption Fee – The Funds may impose a redemption fee of 1.50% on shares that are redeemed within 120 days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds are reflected in the Statements of Changes in Net Assets. Certain exceptions to the redemption fee may apply as more fully described in the Funds’ Prospectus.

Note 2. – During the six months ended June 30, 2011, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: Multi-Cap Fund – $256,610; Real Estate Fund – $254,819; Small-Cap Value Fund – $3,979,832. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, Multi-Cap Fund, Real Estate Fund and Small-Cap Value Fund pay to the Advisor a monthly management fee at annual rates of 0.75%, 0.625% and 0.90% of each Fund’s respective average daily net assets.

The officers and Directors of the Funds who are also officers or employees of the Advisor receive no direct compensation from the Funds for services to them. Each disinterested Director receives $2,500 for each meeting attended and an annual retainer of $8,000.

The Bank of New York Mellon serves as the Funds’ custodian. The Advisor pays BNY Mellon Distributors Inc. an annual fee for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ administrator, fund accounting services provider and transfer agent.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011 (unaudited)

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2011 were as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Cost of purchases	$13,644,234	$5,796,927	$64,366,821
Proceeds of sales	$19,484,781	$5,014,583	$120,594,632

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2010 was as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Distributions paid from:
Ordinary income	$214,653	$905,793	$—
Long-term capital gain	—	—	—

	214,653	905,793	—
Return of capital	—	—	—

Total Distributions	$214,653	$905,793	$—

The tax character of distributions paid during the year ending December 31, 2011, will be reported in the Funds’ December 31, 2011 Annual Report.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Undistributed net investment income	$16,223	$536,181	$—
Capital loss carryforward	(18,042,227)	(1,671,426)	(42,671,207)
Deferred post-October losses	(715,467)	—	—
Unrealized appreciation (depreciation)	9,102,331	8,461,617	216,542,908

Total Accumulated Earnings	$(9,639,140)	$7,326,372	$173,871,701

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to timing differences of tax recognition of gains on certain securities, the deferral of losses on wash sales, and post-October losses.

As of December 31, 2010, Multi-Cap Fund had net capital loss carryforwards for federal income tax purposes of $12,278,017 and $5,764,210, which are available to reduce future required distributions of net capital gains to shareholders. These amounts are available through 2017 and 2018 respectively. Real Estate Fund had net capital loss carryforward for federal income tax purposes of $1,671,426, which is available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2017. Small-Cap Value Fund had net capital loss carryforwards for federal income tax purposes of $2,615,472, $16,735,188 and $23,320,547, which are available to reduce future required distributions of net capital gains to shareholders. These amounts are available through 2016, 2017 and 2018 respectively. For the Year Ended December 31, 2010 the Real Estate Fund utilized capital loss carryforwards of $3,157,518.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2011 (unaudited)

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Multi-Cap Fund had deferred post-October capital losses of $(715,467), which will be treated as arising on the first business day of the fiscal year ending December 31, 2011.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2010, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	Multi-Cap Fund	Real Estate Fund	Small-Cap Value Fund
Decrease paid-in capital	$—	$—	$(815,584)
Increase undistributed net investment income	$—	$—	$815,584

Note 6. – Indemnification

Under the Funds’ organizational documents, their officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7. – Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Multi-Cap Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended	Year Ended December 31,
	6/30/11*	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$37.20	$33.13	$26.70	$44.64	$41.82	$44.35

Income From Investment Operations
Net investment income	0.05 [1]	0.11 [1]	0.17	0.11	0.27	0.21
Redemption fees	— [2]	— [2]	— [2]	0.09	— [2]	0.07
Net gains (losses) on securities (both realized and unrealized)	0.56	4.07	6.46	(16.85)	7.47	0.06

Total From Investment Operations	0.61	4.18	6.63	(16.65)	7.74	0.34

Less Distributions
Dividends (from net investment income)	(0.05)	(0.11)	(0.17)	(0.19)	(0.19)	(0.21)
Distributions (from capital gains)	—	—	—	(1.07)	(4.73)	(2.66)
Distributions (in excess of net investment income)	—	—	(0.03)	—	—	—
Distributions (in excess of capital gains)	—	—	—	(0.03)	—	—

Total Distributions	(0.05)	(0.11)	(0.20)	(1.29)	(4.92)	(2.87)

Net Asset Value, End of Period	$37.76	$37.20	$33.13	$26.70	$44.64	$41.82

Total Return	1.65%[3]	12.64%	24.84%	(38.32%)	18.76%	0.77%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$64,740	$70,826	$73,020	$74,765	$101,169	$99,532
Ratio of expenses to average net assets	1.15%[4]	1.14%	1.19%	1.07%	1.06%	1.06%
Ratio of net investment income to average net assets	0.25%[4]	0.34%	0.54%	0.35%	0.42%	0.40%
Portfolio turnover rate	20.42%[3]	30.74%	30.91%	70.49%	25.68%	31.04%

*	Unaudited
[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not Annualized
[4]	Annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Real Estate Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended	Year Ended December 31,
	6/30/11*	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$26.49	$21.87	$17.19	$28.57	$38.86	$34.35

Income From Investment Operations
Net investment income	0.40 [1]	0.46 [1]	0.59	0.97	0.95	0.89
Redemption fees	— [2]	— [2]	0.01	— [2]	— [2]	— [2]
Net gains (losses) on securities (both realized and unrealized)	1.66	4.46	4.83	(8.57)	(6.36)	8.47

Total From Investment Operations	2.06	4.92	5.43	(7.60)	(5.41)	9.36

Less Distributions
Dividends (from net investment income)	(0.35)	(0.30)	(0.59)	(0.97)	(0.95)	(0.89)
Distributions (from capital gains)	—	—	—	(2.79)	(3.93)	(3.96)
Return of capital	—	—	(0.16)	(0.02)	—	—

Total Distributions	(0.35)	(0.30)	(0.75)	(3.78)	(4.88)	(4.85)

Net Asset Value, End of Period	$28.20	$26.49	$21.87	$17.19	$28.57	$38.86

Total Return	7.82%[3]	22.60%	33.90%	(30.34%)	(15.35%)	28.32%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$83,615	$78,189	$74,307	$68,060	$104,574	$165,451
Ratio of expenses to average net assets	1.01%[4]	1.04%	1.13%	1.00%	0.92%	0.91%
Ratio of net investment income to average net assets	2.90%[4]	1.92%	3.61%	3.64%	2.75%	2.36%
Portfolio turnover rate	6.31%[3]	7.16%	19.08%	17.54%	16.85%	20.20%

*	Unaudited
[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not Annualized
[4]	Annualized

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended	Year Ended December 31,
	6/30/11*	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$49.62	$40.37	$34.25	$46.14	$48.43	$43.28

Income From Investment Operations
Net investment income (loss)	(0.10)[1]	(0.04)[1]	(0.04)	(0.05)	0.11	(0.02)
Redemption fees	— [2]	— [2]	0.01	0.01	0.01	0.01
Net gains (losses) on securities (both realized and unrealized)	4.41	9.29	6.15	(11.85)	(1.10)	5.97

Total From Investment Operations	4.31	9.25	6.12	(11.89)	(0.98)	5.96

Less Distributions
Dividends (from net investment income)	—	—	—	—	(0.10)	—
Distributions (from capital gains)	—	—	—	—	(1.21)	(0.81)

Total Distributions	—	—	—	—	(1.31)	(0.81)

Net Asset Value, End of Period	$53.93	$49.62	$40.37	$34.25	$46.14	$48.43

Total Return	8.69%[3]	22.91%	17.87%	(25.77%)	(2.20%)	13.82%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$862,813	$855,494	$855,576	$664,594	$712,132	$736,934
Ratio of expenses to average net assets	1.18%[4]	1.22%	1.28%	1.22%	0.87%	1.21%
Ratio of net investment income (loss) to average net assets	(0.38%)[4]	(0.10%)	(0.12%)	(0.12%)	0.21%	(0.06%)
Portfolio turnover rate	7.73%[3]	6.47%	23.53%	26.14%	19.07%	29.41%

*	Unaudited
[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not Annualized
[4]	Annualized

See accompanying notes to financial statements.

ADDITIONAL INFORMATION

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you may incur two types of costs: (1) redemption fees if you redeem or exchange shares within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2011 through June 30, 2011.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Month Period Ending 6/30/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ADDITIONAL INFORMATION (continued)

(unaudited)

Multi-Cap Fund

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Six Month Period Ending 6/30/11*
Actual	$1,000.00	$1,016.50	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76
*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Real Estate Fund

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Six Month Period Ending 6/30/11*
Actual	$1,000.00	$1,078.20	$5.20
Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.06
*	Expenses are equal to the Fund’s annualized expense ratio of 1.01% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small-Cap Value Fund

	Beginning Account Value 1/1/11	Ending Account Value 6/30/11	Expenses Paid During Six Month Period Ending 6/30/11*
Actual	$1,000.00	$1,086.90	$6.11
Hypothetical (5% return before expenses)	$1,000.00	$1,018.94	$5.91
*	Expenses are equal to the Fund’s annualized expense ratio of 1.18% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ADVISORY AGREEMENTS

(unaudited)

Board Consideration and Re-Approval of Existing Investment Advisory Agreements

The Directors of the Stratton Funds unanimously approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between each Fund and the Advisor at a meeting (the “Meeting”) held on June 8, 2011.

In advance of the Meeting, the Directors received various materials from the Advisor and others. The materials provided to the Directors, included, among other things, (i) a memorandum prepared by the law firm of Drinker Biddle & Reath LLP outlining the Directors’ duties and the applicable legal standards for the consideration of the renewal of the Advisory Agreements; (ii) a report prepared by Lipper, an independent company, which included comparative performance and expense information for the Funds and other investment companies with similar portfolio characteristics (“Lipper Report”); (iii) a report from the Advisor which outlined the services that the Advisor performs (and proposes to continue to perform) for the Funds, as well as information on certain Advisor personnel; and (iv) brokerage commission reports and information on soft dollar relationships for the Funds.

Prior to voting, the Directors reviewed the materials with management. The Independent Directors of the Funds also discussed the proposed continuances in a private session at which no representatives of the Advisor were present. In reaching their determinations relating to continuance of the Advisory Agreements with respect to each of the Funds, the Directors reviewed and discussed various factors, the information provided by the Advisor at the Meeting and at other times throughout the year, and other relevant information including, but not limited to, the following:

The nature, extent, and quality of the services to be provided by the Advisor

The Advisor manages the investment of the assets of the Funds, including making purchases and sales of portfolio securities consistent with the Funds’ investment objectives and policies. Although the Funds retain BNY Mellon Investment Servicing (US) Inc. to provide accounting and administrative services, the Advisor also provides the Funds with certain other services (exclusive of, and in addition to, any such services provided by any others retained by the Funds) and with certain executive personnel necessary for its operations. The Advisor pays all of the compensation of the Officers of the Funds who are employees of the Advisor.

The Directors noted that the scope of services provided under the Advisory Agreements continues to expand as a result of regulatory and other developments. The Directors considered the quality of the investment research capabilities of the Advisor and the other resources the Advisor has dedicated to performing services for the Funds. The quality of other services, including the Advisor’s assistance in the coordination of the activities of some of the other service providers for the Funds, was also considered.

The Directors also considered the nature and quality of the services provided by the Advisor to the Funds in light of their experience as Directors of the Funds, their confidence in the Advisor’s integrity and competence gained from that experience and the Advisor’s responsiveness to concerns raised by them in the past.

The Directors concluded that the Advisor has the quality and depth of personnel and investment methods essential to perform its duties under the Advisory Agreements and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

ADVISORY AGREEMENTS (continued)

(unaudited)

The Advisor’s historical performance in managing the Funds

The Directors reviewed information pertaining to the performance of each Fund. The Directors reviewed and considered the Lipper Report, which compared the performance of each Fund to the performance of certain funds in a peer group, as categorized by Lipper, an independent third party, over annualized one-, three- and five-year periods ended at March 31, 2011. The Directors noted that, in addition to the information received for the Meeting, they also receive detailed performance information for the Funds at each regular Board meeting during the year. The Directors did not consider the performance of other accounts of the Advisor as there were no accounts the Directors determined to be similar enough to be relevant.

The costs of the services provided by the Advisor and the profits expected to be realized by the Advisor and its affiliates from their relationship with the Funds

The Directors considered the costs of the services provided by the Advisor, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Directors considered that the Advisor’s relationship with the Funds is one of its largest sources of revenue. The Directors considered certain benefits the Advisor realizes due to its relationship with the Funds. In particular, they noted that the Advisor has soft dollar arrangements under which certain brokers may provide industry research to the Advisor’s portfolio managers through the use of a portion of the brokerage commissions generated from the Advisor’s trading activities on behalf of the Funds. The Directors acknowledged that the Funds’ shareholders also benefit from these soft dollar arrangements because the Advisor is able to receive this research, which is used in the management of the portfolios of each Fund, by aggregating securities trades.

The Directors also considered other benefits relating to the relationship between the Advisor and the Funds. It was noted that several of the large institutional and individual accounts in the Funds are also clients of the Advisor and utilize the Advisor’s other products and services.

The Directors also considered the advisory fees of each Fund in comparison to the advisory fees of funds within the aforementioned Funds’ peer groups.

The extent to which economies of scale could be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of shareholders

The Directors also considered possible economies of scale that the Advisor could achieve in its management of the Funds. They considered the anticipated asset levels of the Funds, the information provided by the Advisor relating to its estimated costs, and information comparing the fee rates charged by the Advisor with fee rates charged by other unaffiliated investment advisors to their clients. The Directors considered that the fee structure currently does not account for a sharing of economies of scale as the Funds’ assets increase. The Directors concluded that the current fee structure is reasonable in view of the information provided by the Advisor.

Summary

The Board noted that, based on a review of all the factors that had been considered in their totality, the Directors, including all of the Independent Directors, determined that each Fund’s advisory fee is fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors that had been discussed as deemed relevant by the Directors. The Directors noted that they had based their decision on evaluation of all of the factors as a whole and did not consider any one factor as all-important or controlling in determining whether to approve the Advisory Agreements.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information, (including past performance figures or any additional information on the Funds), and the available programs may be directed to the Funds’ toll free number at 1-800-634-5726 or by visiting our website at www.strattonfunds.com.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. Ticker symbols for Multi-Cap Fund, Real Estate Fund and Small-Cap Value Fund are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of each Fund is $2,000 for shares purchased in non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. The minimum amount for the initial purchase of shares of each Fund is $500 for shares purchased in retirement accounts. There is no minimum amount for subsequent purchases of Fund shares in retirement accounts.

Redemption Fees

The Funds may assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The Funds, in their discrection, are authorized to waive the redemption fee as set forth in the Funds’ Prospectus.

Dividends and Distributions

The Real Estate Fund has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Real Estate Fund intends to include the gross dividends from such REITs in its distributions to its shareholders and, accordingly, a portion of the Real Estate Fund’s distributions to shareholders may be reclassified as a return of capital at the end of the fiscal year. Therefore, Forms 1099-DIV for the Real Estate Fund may not be available until March. The Multi-Cap Fund may declare and pay dividends, if any, from net investment income semi-annually. The Real Estate Fund may declare and pay dividends, if any, on a semi-annual basis, however it may declare and pay dividends more frequently. The Small-Cap Value Fund may declare and pay dividends, if any, from net investment income annually. Each Fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis so as to avoid incurring any Fund level income or excise taxes, or for other reasons. Any distribution paid necessarily reduces a Fund’s NAV per share by the amount of the distribution. Unless a shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of the appropriate Fund.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may participate in the plan.

SHAREHOLDER INFORMATION (continued)

Systematic Cash Withdrawal Plan

Shares of a Fund may be automatically redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires a minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726, or by visiting the Funds’ website at www.strattonfunds.com.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-634-5726, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts (including additional purchase or redemption requests) and other Fund services can access their account on line at www.strattonfunds.com, or call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Express Delivery
Stratton Mutual Funds	Stratton Mutual Funds
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P. O. Box 9801	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

150 South Warner Road, Suite 460

King of Prussia, PA 19406

Please do not send account related correspondence, including transaction requests, to the Advisor. Doing so may delay the processing of your account related request.

D I R E C T O R S
John A. Affleck, CFA	Lois Rothenberger	Joel H. Wilson
Bernard A. Francis, Jr.	Frank Thomas	Harold L. Zuber, Jr.
Brian G. Peirce	H. Drake Williams, Jr.
O F F I C E R S
John A. Affleck, CFA	Gerald M. Van Horn, CFA	Brigid E. Hummel
Chairman	President	Assistant Secretary &
Stratton Mutual Funds	Stratton Small-Cap Value Fund	Assistant Treasurer
James A. Beers	Lynne M. Cannon	Michelle A. Whalen
President	Chief Compliance Officer	Assistant Secretary &
Stratton Multi-Cap Fund		Assistant Treasurer
Stratton Real Estate Fund	Patricia L. Sloan
Secretary & Treasurer

I N V E S T M E N T A D V I S O R	C U S T O D I A N B A N K
Stratton Management Company	The Bank of New York Mellon
150 South Warner Road, Suite 460	One Wall Street
King of Prussia, PA 19406	New York, NY 10286

T R A N S F E R A G E N T & D I V I D E N D P A Y I N G A G E N T
BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9801
Providence, RI 02940

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                                          Stratton Real Estate Fund, Inc.

By (Signature and Title)*                 /s/ John A. Affleck

                                                           John A. Affleck, Chief Executive Officer

                                                           (principal executive officer)

Date         8/5/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                 /s/ John A. Affleck

                                                           John A. Affleck, Chief Executive Officer

                                                           (principal executive officer)

Date         8/5/11

By (Signature and Title)*                 /s/ James A. Beers

                                                           James A. Beers, Chief Financial Officer

                                                           (principal financial officer)

Date         8/5/11

*	Print the name and title of each signing officer under his or her signature.